Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Prosper Funding LLC (“Prosper Funding”) on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of Prosper Funding certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer’s knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Prosper Funding.

Date: March 17, 2016	/s/ Aaron Vermut
Aaron Vermut
Chief Executive Officer of Prosper Funding LLC
(Principal Executive Officer)
/s/ Xiaopei Lee
Xiaopei Lee
Treasurer of Prosper Funding LLC
(Principal Financial Officer and Principal Accounting Officer)